BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY

Brighthouse Variable Annuity Account B

Brighthouse Prime Options

Supplement dated December 13, 2023 to the Prospectus dated May 1, 2023

This supplement revises information in the prospectus dated May 1, 2023 for Brighthouse Prime Options variable annuity contracts issued by Brighthouse Life Insurance Company of NY (“we,” “us,” or “our”) to reflect a change in the Withdrawal Charge Schedule and to the Guaranteed Lifetime Withdrawal Benefit (GLWB) rider GLWB Withdrawal Rates available under the FlexChoice Access Level variation of the GLWB rider. These changes are effective January 1, 2024 and this supplement explains which rates you will receive if you purchase a contract.

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like a copy of the prospectus, write to us at: Brighthouse Life Insurance Company of NY, P.O. Box 4301, Clinton, IA 52733-4301, or call us at (888) 243-1932, or call us at (888) 243-1932, to request a free copy. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

Contracts issued prior to January 1, 2024 will receive the Withdrawal Charge Schedule and FlexChoice Access Level GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates indicated in the May 1, 2023 prospectus.

Contracts issued on and after January 1, 2024 will receive the new Withdrawal Charge Schedule and FlexChoice Access Level GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates indicated below.

Regulation 60 Transactions. Certain contract purchases involving a replacement of another insurance contract are subject to New York Regulation No. 60 (11 NYCRR 51), and different transaction rules will apply. Please consult with your financial professional to determine if one of the below processes will apply to your transaction.

Necessary paperwork for a Regulation 60 transaction initiated and contracts issued prior to January 1, 2024 will receive the Withdrawal Charge Schedule and FlexChoice Access Level GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates indicated in the May 1, 2023 prospectus.

Necessary paperwork for a Regulation 60 transaction initiated prior to January 1, 2023 and contracts issued on and after January 1, 2024 will receive the new Withdrawal Charge Schedule and FlexChoice Access Level GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates indicated below.

Necessary paperwork for a Regulation 60 transaction initiated and contracts issued on and after January 1, 2024 will receive the new Withdrawal Charge Schedule and FlexChoice Access Level GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates indicated below.

New Withdrawal Charge Schedule effective January 1, 2024

In the “Important Information You Should Consider About the Contract” section in the prospectus, the “Charges for Early Withdrawals” row in the “Fees and Expenses” table is updated as follows:

Charges for Early Withdrawals	If you withdraw money during the first 7 full Contract Years following a Purchase Payment, you may be assessed a withdrawal charge of up to 8% of the Purchase Payment withdrawn, declining to 0% over that time period.	Fee Table and Expenses Expenses – Withdrawal Charge
For example, if you make an early withdrawal, you could pay a withdrawal charge of up to $8,000 on a $100,000 investment.

In the “Important Information You Should Consider About the Contract” section in the prospectus, the “Not a Short-Term Investment” row in the “Risks” table is updated as follows:

Not a Short-Term Investment	This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.	Principal Risks

Withdrawal charges may apply for the first 7 years of the Contract. Withdrawal charges will reduce the value of your Contract if you withdraw money during that time.

The benefits of tax deferral and living benefit protection also mean the Contract is more beneficial to investors with a long time horizon.

Under “Fee Table and Examples”, Note 1 and “Expenses — Withdrawal Charge” in the prospectus, the table is updated as follows:

Number of Complete Years from Receipt of Purchase Payment	Withdrawal Charge (% of Purchase Payment)
0 1 2 3 4 5 6 7 and thereafter	8% 8% 7% 6% 5% 4% 3% 0%

New FlexChoice Access Level GLWB Rate Table effective January 1, 2024

Under “Living Benefits—Guaranteed Lifetime Withdrawal Benefit—GLWB Rate Table” in the prospectus, for FlexChoice Access Level, 1) replace the “—” in the column “Date Last Available” with “12/31/23,” and 2) insert the following new rows as the first rows of the FlexChoice Access Level rate table:

FlexChoice Access Level

Date First Available	Date Last Available	Rollup Rate	Rollup Rate Period End Date	Lifetime Withdrawal Age	Minimum Issue Age / Minimum Spousal Age	GLWB Withdrawal Rate (When Account Value is greater than $0) [1]		GLWB Lifetime Guarantee Rate (When Account Value is reduced to $0)		Rider Charge

01/01/24	—	5.00%	10th Contract Anniversary	59 1⁄2	Minimum Issue Age: You must be at least age 50 years old at contract issue. Minimum Spousal Age: Your Spouse’s Date of Birth may not be more than 10 years after your Date of Birth.	Age at 1st Withdrawal After Age 59 1⁄2	Withdrawal Rate	Single Lifetime Guarantee Rate	Joint Lifetime Guarantee Rate	Maximum Charge: 2.00% of the Benefit Base Current Charge: 1.35% of the Benefit Base
						59 1⁄2 to less than 60	4.25%	4.25%	3. 60%
						60-to less than 65	4.25%	4.25%	3.60%
						65 to less than 70	5.25%	5.25%	4.45%
						70 to less than 75	5.65%	5.65%	4.80%
						75 to less than 80	6.15%	6.15%	5.20%
						80 to less than 85	6.75%	6.75%	5.70%
						85 to less than 90	7.45%	7.45%	6.30%
						90 to less than 95	8.35%	8.35%	7.10%
						95+	9.55%	9.55%	8.10%

1.

When the Account Value is greater than zero, only one GLWB Withdrawal Rate will apply. Your GLWB Withdrawal Rate is determined by when you take your first withdrawal after the Lifetime Withdrawal Age and is independent of your election of payments using the applicable Single or Joint Lifetime Guarantee Rate when your Account Value is reduced to zero.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE